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                                 JOHNSONFAMILY
                                 --------------
                                     FUNDS

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                               1999 ANNUAL REPORT
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

TABLE OF CONTENTS


Portfolio Commentaries ...................................................  1

Schedules of Investments
   JohnsonFamily Intermediate Fixed Income Fund .......................... 11
   JohnsonFamily Large Cap Equity Fund ................................... 14
   JohnsonFamily Small Cap Equity Fund ................................... 16
   JohnsonFamily International Equity Fund ............................... 18

Statements of Assets and Liabilities ..................................... 22

Statements of Operations ................................................. 23

Statements of Changes in Net Assets ...................................... 24

Financial Highlights ..................................................... 26

Notes to the Financial Statements ........................................ 28

Report of Independent Public Accountants.................................. 32


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         NOT FDIC-INSURED
-----------------------------------
May lose value   No bank guarantee
-----------------------------------

Shares of JohnsonFamily Funds are distributed by an independent third party, Sunstone Distribution Services, LLC.

PORTFOLIO COMMENTARIES October 31, 1999
Intermediate Fixed Income Fund

Although interest rates declined early in the Fund's fiscal year, the decrease was more than offset by increases later in the fiscal year. The rise in interest rates reflected fears that the high growth rate of the economy could cause shortages of goods and labor, resulting in higher prices and labor costs which would lead to higher inflation and even higher interest rates. The Federal Reserve has also voiced these concerns even though there were and still are few signs of inflation. As the fiscal year ended, there were signs that in spite of the strength of the economy, higher interest rates and oil prices were starting to have a dampening effect on home sales and consumer spending. Throughout the fiscal year, the Fund held corporate securities with an average maturity longer than its benchmarks at a time when shorter was better. The effects of higher interest rates, overweighting of corporates and longer maturities led to a total return of (2.26)%. This figure is composed of the change in the value of the bonds plus the interest earned on those bonds. The 30-day yield, as of October 31, 1999, was 5.90%; as of September 30, 1999, the yield was 5.82%.

--------------------------------------------------------------------------------

TOTAL RETURN
For the period ended October 31, 1999   For the period ended September 30, 1999

One Year         Average Annual<F1>     One Year         Average Annual<F1>
-------------------------------------   ----------------------------------------
(2.26)%          2.19%                  (3.57)%          2.22%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

                                    3/31/98        10/31/98       10/31/99
                                    --------       --------       --------
Lehman Bros. Intermediate
  Gov't./Corp. Bond Index            10,000         10,635         10,740

Lipper Intermediate Investment       10,000         10,525         10,554
  Grade Debt Index

Intermediate Fixed Income Fund       10,000         10,589         10,350

<F1> Annualized
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
  The Lehman Brothers Intermediate Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. The Index sectors are industrial, finance, utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.
  The Lipper Intermediate Investment Grade Debt Index includes the 30 largest funds which, by prospectus or portfolio practice, invest at least 65% of its assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.
  Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                               JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
Intermediate Fixed Income Fund (continued)

We think corporate bonds are more attractive than they have been in years compared to other fixed income alternatives and we have positioned the Fund to be able to take advantage of the attractive competitive returns they offer. The Fund had a 12% weighting in the mortgage sector as of 10/31/99 because of the attractive relative yield of mortgage-backed securities and the prospect of less refinancing. The Fund continues to focus on corporate bonds with their relatively attractive yield advantage over government bonds, and continues to maintain less emphasis on treasury issues.

While interest rates have risen over the year, which has been very disappointing, we expect them to decline as the U.S. and foreign economies show a more modest growth rate with little inflation. We believe our current strategy of overweighting corporate securities with their higher relative yields will be rewarded longer term while providing a competitive yield.

George A. Balistreri, CFA
Portfolio Manager

JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
Large Cap Equity Fund

The Fund's 1999 fiscal-year performance was challenging relative to both the Fund's benchmark and its peer group. The equity markets during the Fund's fiscal year were marked by exceptional volatility and sector rotation. Corporate earnings growth during fiscal 1999 proved much better than had been originally expected as U.S. economic growth rebounded sharply from the anemic levels set during the height of the Asian economic crisis. Unfortunately, rebounding share prices were limited to an ever-narrowing number of stocks dominated by large-cap growth stocks and technology stocks. Remarkable performance by any historic standard was found in the technology sector as the technology heavy Nasdaq Index jumped 68.0% while the S&P 500/R Index, with its growing emphasis on technology, increased 25.7%. In contrast, the Large Cap Equity Fund returned 6.3%. For the 1999 fiscal period, the Fund modestly lagged its peer group as measured by the Lipper Multi-Cap Value Index, which returned 9.9%.

--------------------------------------------------------------------------------

TOTAL RETURN
For the period ended October 31, 1999   For the period ended September 30, 1999

One Year         Average Annual<F1>     One Year            Average Annual<F1>
-------------------------------------   ----------------------------------------
6.33%            1.39%                  9.59%               (0.83)%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

                                    3/31/98        10/31/98       10/31/99
                                    --------       --------       --------
                                     10,000         10,059         12,642
S&P 500/R

Lipper Multi-Cap Value
  Fund Index                         10,000          9,015          9,907

Large Cap Equity Fund                10,000          9,613         10,222

<F1> Annualized
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
  The S&P 500/R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
  The Lipper Multi-Cap Value Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, invests in companies of various sizes, normally those that are considered undervalued relative to major stock indexes based on price-to-current earnings and price-to-book ratios.
  Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                               JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
Large Cap Equity Fund (continued)

The Large Cap Equity Fund's performance relative to the S&P 500/R Index was hampered by both the Fund's broad sector diversification as well as by its exposure to the mid-cap part of the equity market. The Large Cap Fund remains fully diversified across most industry sectors, and is intended to provide consistent returns over longer periods of time. As performance over the past year in the Fund demonstrates, the merits of diversification were overwhelmed by the market's narrowness. Both the whipsaws of sector rotation and the market's growing infatuation for technology contributed to the Fund's lagging performance during fiscal 1999. While the S&P 500/R Index was setting new highs, surprisingly brutal multiple contractions sent shares of companies in diverse industries such as food and other consumer staples, health care, utilities and financials, including insurance and banking, mostly lower. The Fund's technology holdings, which averaged about 11% during the year, increased in value by nearly 63% during the period. However, the Fund remained materially underweighted in technology, limiting its impact on total return. The Fund's mid-cap exposure also contributed to weak relative performance. For the one year ended October 31, 1999, the S&P/BARRA Mid Cap 400 Value Index increased by only 3.8%, reflecting the market's narrowness. The Fund's exposure to the mid-cap market during the fiscal year averaged slightly less than 50%.

Bright spots in the portfolio, outside of technology, included positive contribution from our overweighting in telecommunications, an industry undergoing change at a rapid pace. The Fund's largest holding as of October 31 is Sprint, which has agreed to be acquired by MCI WorldCom. The Fund also benefited from its holdings in Atlantic Richfield and King World Productions, which agreed to be acquired by BP Amoco and CBS, respectively<F1>.

Stocks remain richly priced relative to current earnings. We believe the Fund is positioned to perform well on stronger broad market performance as concerns of rising interest rates and inflation subside. However, should market conditions deteriorate, the Fund's average multiple on earnings at 23.3x is well below that of the S&P 500/R Index multiple of 35.6x, positioning the Fund as more defensive.

Wendell L. Perkins, CFA
Frank J. Gambino, CFA
Portfolio Managers

<F1> As of October 31, 1999, Sprint comprised 3.30% of the Fund, Atlantic
     Richfield comprised 0.00% of the Fund and King World Productions comprised 0.00% of the Fund.

JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
Small Cap Equity Fund

A continued demand for liquidity during the October 31, 1999 fiscal year extended the outperformance of large-cap versus small-cap stocks that has persisted over the past five years. The Fund's fiscal year was characterized by increasing valuations for large-cap technology stocks substantially beyond the historical normal range. These high valuations continue to push large-cap indices to all-time record levels. This phenomenon was also somewhat evident in the small-cap sector where heavy technology-weighted indices and funds performed well. In the small-cap universe, value lagged growth due to value's heavier weightings in interest-rate-sensitive sectors and lighter weightings in technology.

--------------------------------------------------------------------------------

TOTAL RETURN
For the period ended October 31, 1999   For the period ended September 30, 1999

One Year         Average Annual<F1>     One Year            Average Annual<F1>
-------------------------------------   ----------------------------------------
1.67%            (10.70)%               6.30%               (10.98)%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

                                    3/31/98        10/31/98       10/31/99
                                    --------       --------       --------

S&P SmallCap 600 Stock Index         10,000         7,907           8,859

Lipper Small Cap Value Fund Index    10,000         7,966           8,143

Small Cap Equity Fund                10,000         8,220           8,357

<F1> Annualized
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
  The S&P SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks that measures the performance of companies with a small market capitalization. The S&P SmallCap 600 Index fluctuates due to changes in the aggregate market value of these stocks.
  The Lipper Small Cap Value Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, invests primarily in small companies that are considered undervalued relative to major stock indexes based on price-to-current earnings and price-to-book ratios.
  Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                               JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
Small Cap Equity Fund (continued)

The fiscal year began strong in November and December as the Federal Reserve continued to lower interest rates to fight off recessionary fears caused by the Asian crisis. The markets began to cool off in January and February as signs of inflation caused the Federal Reserve to voice concerns about the possibility of increasing interest rates. Y2K fears affected certain market sectors as investors punished those sectors that appeared to be negatively affected by Y2K. The market began to pick up positive momentum in April as investors began to grow confident that the global financial crisis was improving and corporate profits were strong. Value stocks were particularly strong during this period as prices for commodities began to strengthen. Driving the small-cap market during this period was a wave of mergers and acquisitions, especially management-led leveraged buy-outs ("LBOs"). The increase in mergers and LBOs reflected the low relative and absolute valuations in the small-cap market. In the final four months of the fiscal year the markets were held back by the Federal Reserve raising interest rates and the possibility of further increases.

For the fiscal year ended October 31, 1999, the JohnsonFamily Small Cap Equity Fund lagged its benchmark and tracked its peer group. The Fund's underweighting in the technology sector versus the benchmark is the principal reason for the lag in performance. Throughout the year, the Fund maintained a 10-12% weighting in the technology sector, while the technology weighting of the S&P SmallCap 600 Index climbed to 19% at 10/31/99. We continue to believe that the valuations in the technology sector are extended, and that over time, investors will eventually retreat to owning stocks that are priced appropriately given their earnings potential. Our underweighting reflects a "lack of value," meaning that there are few stocks that are trading at attractive levels given the true earnings power of the companies within the sector. Many technology stocks had strong double (and in some cases triple) digit gains during this period. We are very encouraged by the performance of the technology stocks in our portfolio. Also impacting Fund performance versus our benchmark, was the Fund's overweighted position in financial stocks, which were adversely affected by the increase in interest rates during the year.

There were many areas of strength during the course of the year. Gains in technology (+80%), transportation (+56%), utilities (+32%) and retail (+18%) boosted performance. The following are examples of stocks that performed extremely well during the year:

Technology:         DSP Group, Inc. (up 375% from 2/11/99, the date of purchase, through 10/31/99) develops and markets digital signal processing integrated circuits and software for use in digital speech products targeted at the consumer telephone and computer telephony markets. DSP's products facilitate the growth in fast growing areas such as caller ID and voice recognition. At 10x earnings, a high level of cash on the balance sheet and no debt, DSP Group presented a terrific opportunity.

Transportation:     Avondale Industries, Inc., maker of oceanic vessels for the military and commercial markets, agreed to be acquired by Litton Industries, Inc. We purchased Avondale at $29 on
                    4/1/98 and made 34% on the investment.

JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
Small Cap Equity Fund (continued)

Utilities:          TNP Enterprises, Inc. (up 15% from 10/26/98, the date of
                    purchase, through 10/31/99), an electric utility serving
                    Texas and New Mexico, agreed to be acquired by a private investor group.

Retail: Herbalife International (up 39% from 8/10/99, the date of purchase, through 10/31/99) is a network marketing company that sells a wide range of weight-management products, food and dietary supplements, and personal-care products worldwide. Cash on the balance sheet exceeded half of its total market capitalization and the stock had a compelling valuation (traded at 7x earnings). We felt that due to the attractive valuation and the company's global expansion plans, Herbalife represented a tremendous value. Evidently, Herbalife's founder felt the same way, as he offered to buy all the outstanding shares at $17/share (a 73% premium to our original purchase price).

Well Positioned for a Broad Market Advance
Our process continues to focus on undervalued companies within their sector that exhibit low leverage and a strong cash flow. Low debt levels provide companies with the flexibility needed during difficult economic environments. Companies that generate strong cash flow are in a better position to increase shareholder wealth over the long term. We feel more comfortable owning companies that have strong fundamentals supporting their stock price rather than owning companies that have little or no earnings and which continue to require cash for investment in anticipation of future profitability.

Outlook
After years of underperformance, the small-cap market is due for a reversal. Relative valuations remain low compared to the broader market. Y2K influences seem to be behind us, as corporate America has prepared itself and stands ready. We are encouraged to see that merger and acquisition activity remains strong, which reflects the low valuations among the small caps. Momentum in the technology sector continues to be strong but we remain confident that in the end, valuation will win out. During most of 1999, advances in the market have been limited to a small number of sectors, including technology and the cyclicals (energy, paper, metals). As managers who believe in diversification, the Fund has broad market exposure to most economic sectors and we believe the Fund is well positioned when the rest of the market participates in a future small-cap recovery.


Wendell L. Perkins, CFA
Frank J. Gambino, CFA
Portfolio Managers

                                               JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
International Equity Fund

One year ago in the midst of the Asian economic crisis, the Russian currency crisis and the Long Term Capital Management hedge fund losses, one could hardly fault an equity investor for seeking the safety of U.S. large cap blue chip equities or treasury bonds. The uncertainties surrounding the world economies were ominous, as investors were faced with the perception of a chain reaction financial meltdown sweeping through the various regions of the world. Fearing that a lack of liquidity would accelerate further declines in the world markets, central bankers of the world acted to ensure that the markets would remain liquid. In the U.S., the Federal Reserve reduced the Federal Funds rate by one-quarter point on three separate occasions in a matter of a few months. During the later months of 1998 and the early months of 1999, it became evident that the world markets had begun to stabilize. Eleven European countries were adapting well to the January 1, 1999 currency conversion to the Euro. The Japanese government was forging ahead with a fiscal policy package designed to stimulate economic growth. Asian markets were beginning to rebound, as many analysts and economists were speculating that the worst was over. Latin American countries were rebounding from currency devaluation concerns. As the prospects for a resumption of world economic growth brightened, world equity markets responded favorably. For the one-year period ended October 31, 1999, the JohnsonFamily International Equity Fund returned 17.9%. The benchmark MSCI All Country World ex-USA Index returned 23.9%. The performance lag was primarily the result of the Fund's weighting in Japan and emerging Asia being less than that of the benchmark.

--------------------------------------------------------------------------------

TOTAL RETURN
For the period ended October 31, 1999   For the period ended September 30, 1999

One Year         Average Annual<F1>     One Year            Average Annual<F1>
-------------------------------------   ----------------------------------------
17.85%           3.56%                  23.34%              2.71%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

                                    3/31/98        10/31/98       10/31/99
                                    --------       --------       --------

Morgan Stanley Capital
  International All Country          10,000         9,110          11,284
 World ex-USA Index

Lipper International Fund Index      10,000         9,119          11,221

International Equity Fund            10,000         8,970          10,571

<F1> Annualized
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
  The Morgan Stanley Capital International All Country World ex-USA Index is the aggregate of 47 of 51 individual country indices calculated by MSCI. The Index excludes the USA. Each country index is calculated using the five following steps: 1) define the local market by constructing a matrix of all listed securities; 2) sort the matrix by industry; 3) capture 60% of the market cap of each group by selecting the most investable stocks in each industry; 4) avoid cross-ownership; and 5) apply full market cap weights to each stock in the index.
  The Lipper International Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, normally invest their assets in securities whose primary trading markets are outside the United States. Each fund is equally weighted in the Index and is adjusted for capital gains distributions and income dividends.
  Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
  Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.

JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
International Equity Fund (continued)

Regional Diversification and the Asian Recovery
The Fund is structured with a focus on developed global markets, with a small exposure to lesser-developed markets such as Mexico, Brazil and Malaysia. The holdings in the Fund are diversified across 28 countries. The Fund is nearly two-thirds invested in Europe and the United Kingdom. Relative to the benchmark for the fiscal year ended October 31, 1999, the Fund was underweighted in Japan and in the emerging Asian markets. For the one year period ended October 31, 1999, Japan's Nikkei 225 Index rose 49%(U.S. dollars) and the MSCI All Country Asia Pacific Free ex-Japan Index rose 36.9%. The surge in the Japanese stock market is a welcome event given its poor performance over the last ten years. Fiscal stimulus, consolidation in banking and communications, and corporate restructuring have provided foreign investors with a sense of optimism. However, government fiscal stimulus packages cannot go on indefinitely. Ultimately, the Japanese consumer must begin to regain confidence and purchase more goods and services to stimulate growth. As corporations embark upon restructuring programs, the toll will likely include loss of jobs, which will reduce consumer confidence. Mergers among the large financial institutions are well intended. However, the benefits of the consolidations may not be realized for several years due to the cultural underpinnings inherent in the corporate structure, unlike U.S. mergers which tend to yield cost savings very quickly. As foreign investors continue to migrate toward Japan, the strengthening Yen could begin to reduce the profits of Japanese exporters. During the third quarter of 1999, the Yen appreciated 14% versus the U.S. dollar. An additional catalyst for reform in Japan is the rise in foreign investment in Japanese companies through joint ventures and acquisitions.

Industry Sector Diversification and Performance
The holdings in the Fund are diversified across 20 economic sectors, which may reduce volatility over the long term. The Fund is structured with a value emphasis and our investment process focuses on companies we consider to be strong with solid cash flows, conservative balance sheets and a competitive market share. The industry sector allocation of the Fund as of October 31, 1999 emphasized financials, industrials, communications and consumer staples. Results in the financial sector were mixed. Bank consolidations and renewed economic growth were the primary catalysts for the sector, however, the rising interest rate environment of the past few months has hindered returns. Insurance stocks were weak in Europe and the United Kingdom as competitive pressures reduced margins. Energy stocks performed very well as oil prices nearly doubled over the last 12 months. Prospects for renewed economic growth around the world provided the impetus for a nice rebound in the cyclical sectors. Chemical and forest/paper product companies were solid performers. Telecommunication and technology companies were very strong and drove market returns in most regions. Pharmaceutical companies were among the weakest sectors as competitive pressures and regulatory hurdles weighed heavily on the industry. Electric utility companies were also weak as the industry wrestled with pricing pressures.

                                               JOHNSONFAMILY FUNDS Annual Report

PORTFOLIO COMMENTARIES October 31, 1999
International Equity Fund (continued)

Value Emphasis
The Fund owns international equity securities that we consider to be undervalued relative to their respective country indices and industry peer groups. In reviewing the basic valuation measures, the Fund's price/earnings ratio and price/book ratio as of October 31, 1999 were 24.6x and 3.7x respectively versus 32.2x and 5.0x for the average Morningstar Foreign Stock Fund<F1>. International mutual fund managers have increased their exposure to Japan during 1999, with a good deal of their purchases focused on large-cap technology companies, telecoms and banks. Given the weak corporate earnings environment that has existed in Japan and the recent plethora of mutual fund purchases, equity valuations in Japan are very high. We remain cautiously optimistic toward Japan, as it strives to reshape its corporate culture and enhance its long-term prospects. The outlook for Europe and the United Kingdom remains favorable, as corporations focus on restructuring and cost containment, with the goal of enhancing shareholder value. Pan European and transatlantic consolidation trends that we have witnessed in the financial, retail and utility sectors are expected to continue.

Wendell L. Perkins, CFA
Frank J. Gambino, CFA
Portfolio Managers

<F1> The Morningstar Foreign Stock Fund category is comprised of 620 international funds having no more than 10% of their equity holdings invested in the United States.

JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
Intermediate Fixed Income Fund

Principal
  Amount                                                              Value
-----------                                                       -----------

               CORPORATE BONDS - 50.87%
$   500,000    AT&T Corp., 6.00%, 3/15/09                            $462,629
    300,000    AT&T Corp., 8.125%, 1/15/22                            298,929
    750,000    AirTouch Communications, Inc.,
               7.50%, 7/15/06                                         754,544
    500,000    Anheuser-Busch Cos., Inc.,
               6.90%, 10/1/02                                         499,338
  1,000,000    Anheuser-Busch Cos., Inc.,
               7.25%, 9/15/15                                         990,861
    500,000    Bank One Corp.
               6.875%, 8/1/06                                         492,499
  1,000,000    Bank One Texas,
               6.25%, 2/15/08                                         936,687
  1,000,000    Bear Stearns Co., Inc.,
               6.45%, 8/1/02                                          987,841
    500,000    Borg-Warner Automotive, Inc.,
               7.00%, 11/1/06                                         485,551
  1,000,000    Carnival Corp., 6.15%, 4/15/08                         940,332
    500,000    Citigroup, Inc., 6.20%, 3/15/09                        467,705
  1,500,000    CNA Financial Corp.,
               7.25%, 11/15/23                                      1,336,839
  1,000,000    Commercial Credit Co.,
               6.25%, 1/1/08                                          940,396
    500,000    Computer Associates,
               6.375%, 4/15/05                                        471,311
  1,000,000    Computer Associates,
               6.50%, 4/15/08                                         923,397
    500,000    Donaldson, Lufkin & Jenrette,
               Inc., 6.50%, 4/1/08                                    467,261
  1,000,000    Equifax Inc., 6.30%, 7/1/05                            953,529
  1,000,000    Fleet National Bank,
               5.75%, 1/15/09                                         897,869
    750,000    Ford Motor Credit Co.,
               6.25%, 12/8/05                                         718,631
  1,000,000    GTE Corp., (MBIA Insured),
               6.46%, 4/15/08                                         974,298
    400,000    Hertz Corp., 6.30%, 11/15/06                           393,539
    750,000    Knight-Ridder, Inc.,
               6.625%, 11/1/07                                        722,213
  1,000,000    Lincoln National Corp.,
               9.125%, 10/1/24                                      1,076,352
Principal
  Amount                                                              Value
-----------                                                       -----------
               CORPORATE BONDS - 50.87% (CONTINUED)
 $1,375,000    Martin Marietta Corp.,
               7.75%, 4/15/23                                      $1,363,234
  1,000,000    Masco Corp., 6.125%, 9/15/03                           984,002
  1,000,000    McDonald's Corp.,
               7.375%, 7/15/33                                        947,778
  1,000,000    MCI WorldCom Inc.,
               7.75%, 4/1/27                                        1,049,848
    250,000    Mead Corp., 8.125%, 2/1/23                             258,893
    350,000    Mellon Financial Co.,
               6.875%, 3/1/03                                         349,267
    500,000    Merrill Lynch & Co.,
               6.00%, 2/17/09                                         458,022
  1,000,000    Monsanto Co., 6.21%, 2/5/08                            935,990
    500,000    Nabisco, Inc., 6.00%, 2/15/01                          494,987
  1,425,000    National Fuel Gas Co.,
               6.214%, 8/12/27                                      1,384,480
    500,000    Nationwide Health,
               7.90%, 11/20/06                                        455,270
  1,000,000    Olsten Corp., 7.00%, 3/15/06                           953,306
  1,000,000    PaineWebber Group,
               6.55%, 4/15/08                                         926,719
    350,000    Rockwell International Corp.,
               8.375%, 2/15/01                                        358,344
    500,000    Suntrust Banks, Inc.,
               6.3025%, 4/22/02                                       497,395
  1,000,000    Tribune Co., 5.50%, 10/6/08                            898,238
  1,000,000    TRW Inc., 6.25%, 1/15/10                               898,794
  1,000,000    Wells Fargo & Co.,
               6.625%, 4/15/13                                        940,210
                                                                 ------------

               TOTAL CORPORATE BONDS
               (cost $32,861,084)                                  31,347,328
                                                                 ------------

               CONVERTIBLE CORPORATE BONDS - 0.60%
    500,000    Thermo Instrument Systems,
               4.00%, 1/15/05
               (cost $409,100)                                        369,375
                                                                 ------------


See Notes to the Financial Statements.

                                               JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
Intermediate Fixed Income Fund (continued)

Principal
  Amount                                                              Value
-----------                                                       -----------
               MUNICIPAL BONDS - 4.00%
   $500,000    Chicago, Illinois Public Building,
               7.00%, 1/1/07                                         $496,605
    325,000    Cook County School District,
               8.00%, 12/1/06                                         339,669
    500,000    Harris County Sports,
               6.75%, 11/15/17                                        451,370
    350,000    Massachusetts State Port Authority,
               6.35%, 7/1/07                                          334,035
    500,000    Oakland, California Pension,
               6.98%, 12/15/09                                        490,722
    350,000    San Francisco, California,
               Series A, 6.95%, 6/15/03                               352,181
                                                                 ------------

               TOTAL MUNICIPAL BONDS
               (cost $2,601,290)                                    2,464,582
                                                                 ------------

               U.S. GOVERNMENT AGENCIES - 32.52%
               NOTES - 19.82%
    500,000    Federal Farm Credit Bureau Note,
               5.05%, 11/6/03                                         474,164
  1,000,000    Federal Home Loan Bank,
               5.50%, 1/21/03                                         974,097
    500,000    Federal Home Loan Bank,
               6.229%, 4/20/05                                        486,661
    500,000    Federal Home Loan Bank,
               5.94%, 12/1/05                                         478,741
  1,000,000    Federal Home Loan Bank,
               6.15%, 3/3/08                                          946,376
    500,000    Federal Home Loan Bank,
               8.05%, 8/26/09                                         499,370
  2,000,000    Federal Home Loan Mortgage
               Corp., 5.90%, 5/4/04                                 1,941,036
  1,000,000    Federal Home Loan Mortgage
               Corp., 6.642%, 3/13/06                                 979,738
    250,000    Federal Home Loan Mortgage
               Corp., 7.245%, 4/24/06                                 249,401
    900,000    Federal Home Loan Mortgage
               Corp., 7.528%, 9/25/06                                 905,884


Principal
  Amount                                                              Value
-----------                                                       -----------
               NOTES - 19.82% (CONTINUED)
   $500,000    Federal Home Loan Mortgage
               Corp., 7.09%, 11/24/06                                $492,970
  1,000,000    Federal National Mortgage Assoc.,
               6.14%, 3/24/03                                         984,926
    300,000    Federal National Mortgage Assoc.,
               7.25%, 6/1/05                                          299,291
    750,000    Federal National Mortgage Assoc.,
               6.85%, 9/12/05                                         740,982
    800,000    Federal National Mortgage Assoc.,
               6.65%, 3/8/06                                          780,146
    500,000    Federal National Mortgage Assoc.,
               6.29%, 4/23/08                                         476,664
    500,000    Federal National Mortgage Assoc.,
               8.00%, 9/10/09                                         506,665
                                                                 ------------
                                                                   12,217,112
                                                                 ------------

               REMICS - 11.90%
    395,227    Federal Home Loan Mortgage
               Corp., 2044 BD, 6.25%, 3/15/09                         384,316
    970,430    Federal Home Loan Mortgage
               Corp., 6.00%, 6/15/09                                  963,219
  1,000,000    Federal Home Loan Mortgage
               Corp., 2185 BG, 7.00%, 11/20/24                        971,724
  1,000,000    Federal Home Loan Mortgage
               Corp., 2190 PJ, 7.50%, 4/20/26                       1,001,250
     64,642    Federal National Mortgage Assoc.,
               1994-4, 7.00%, 8/25/23                                  62,337
  1,065,890    Federal National Mortgage Assoc.,
               2089, 6.25%, 10/15/28                                  999,505
  1,448,910    Governmental National Mortgage
               Association, 6.50%, 8/20/14                          1,409,494
  1,064,369    Governmental National Mortgage
               Association, 7.00%, 9/20/28                          1,041,511
    500,000    Residential Funding Mortgage
               Securities, 6.96%, 8/25/12                             499,170
                                                                 ------------
                                                                    7,332,526
                                                                 ------------

               OTHER AGENCY ISSUES - 0.80%
    500,000    Private Export Funding Corp.,
               6.49%, 7/15/07                                         493,180
                                                                 ------------

               TOTAL U.S. GOVERNMENT AGENCIES
               (cost $20,457,301)                                  20,042,818
                                                                 ------------

See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
Intermediate Fixed Income Fund (continued)

Principal
  Amount                                                              Value
-----------                                                       -----------
               U.S. TREASURY OBLIGATIONS - 1.35%
 $4,000,000    U.S. Treasury Strips, 11/15/24
               (cost $981,354)                                       $830,112
                                                                 ------------

               TOTAL BONDS
               (cost $57,310,129)                                  55,054,215
                                                                 ------------

  Number
of Shares
----------

               PREFERRED STOCKS - 3.57%
     40,000    Chase Capital VII,
               7.00%, 5/15/29                                         885,000
     40,000    Tennessee Valley Authority,
               6.75%, 6/1/28                                          892,500
     20,000    WEC Capital Trust,
               6.85%, 3/31/39                                         425,000
                                                                 ------------

               TOTAL PREFERRED STOCKS
               (cost $2,507,500)                                    2,202,500
                                                                 ------------


Principal
  Amount
-----------
               COMMERCIAL PAPER - 2.43%
 $1,500,000    G.E. Capital Corp.,
               11/19/99                                             1,496,055
                                                                 ------------
               (cost $1,496,055)


  Number
 of Shares                                                           Value
-----------                                                       -----------
               SHORT-TERM INVESTMENTS - 5.38%
  2,051,100    SSGA Money Market Fund                              $2,051,100
  1,261,616    SSGA U.S. Government Money
               Market Fund                                          1,261,616
                                                                 ------------

               TOTAL SHORT-TERM INVESTMENTS
               (cost $3,312,716)                                    3,312,716
                                                                 ------------

               TOTAL INVESTMENTS - 100.72%
               (cost $64,626,400)                                  62,065,486

               Liabilities, less Cash and
               Other Assets - (0.72)%                               (441,813)
                                                                 ------------

               NET ASSETS - 100.00%                               $61,623,673
                                                                 ============

See Notes to the Financial Statements.

                                               JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
Large Cap Equity Fund

  Number
of Shares                                                             Value
-----------                                                       -----------
               COMMON STOCKS - 93.80%
               BANKING - 11.84%
     44,950    AmSouth Bancorporation                              $1,157,463
      6,000    Chase Manhattan Corp.                                  524,250
     21,400    Fleet Boston Corporation                               933,575
      2,000    Mellon Financial Corp.                                  73,875
     18,200    PNC Bank Corp.                                       1,085,175
     23,400    Summit Bancorp.                                        810,225
     21,000    UnionBanCal Corporation                                912,187
                                                                 ------------
                                                                    5,496,750
                                                                 ------------

               CHEMICALS - 2.32%
      9,100    Dow Chemical Co.                                     1,076,075
                                                                 ------------

               CONSUMER DURABLES - 2.04%
     17,300    Ford Motor Co.                                         949,338
                                                                 ------------

               CONSUMER STAPLES - 7.49%
     16,978    Albertson's, Inc.                                      616,514
     36,500    ConAgra, Inc.                                          951,281
      5,000    Kroger Co. (The)<F1>                                   104,062
     32,400    Sara Lee Corp.                                         876,825
     44,300    Supervalu, Inc.                                        930,300
                                                                 ------------
                                                                    3,478,982
                                                                 ------------

               ENERGY - 8.27%
     22,500    Coastal Corporation (The)                              947,812
     13,000    Kerr-McGee Corporation                                 698,750
     19,200    Phillips Petroleum Company                             892,800
     14,000    Unocal Corporation                                     483,000
     28,000    USX-Marathon Group                                     815,500
                                                                 ------------
                                                                    3,837,862
                                                                 ------------

               FINANCE - 4.95%
     21,000    A.G. Edwards, Inc.                                     631,312
     23,700    Countrywide Credit
               Industries, Inc.                                       804,319
      6,600    J.P. Morgan & Co., Inc.                                863,775
                                                                 ------------
                                                                    2,299,406
                                                                 ------------

  Number
of Shares                                                             Value
-----------                                                       -----------
               HEALTH CARE - 8.08%
     23,200    Becton Dickinson & Co.                             $   588,700
     25,000    Columbia/HCA Healthcare
               Corporation                                            603,125
     13,400    Merck & Co., Inc.                                    1,066,138
     24,800    Watson Pharmaceuticals, Inc.<F1>                       787,400
     12,200    Wellpoint Health
               Networks, Inc.<F1>                                     707,600
                                                                 ------------
                                                                    3,752,963
                                                                 ------------
               INDUSTRIAL - 8.26%
     20,000    Cooper Industries, Inc.                                861,250
     14,000    Eastman Kodak Company                                  965,125
     17,700    Harris Corp.                                           397,144
     17,000    Litton Industries, Inc.<F1>                            797,937
     14,800    Northrop Grumman Corp.                                 812,150
                                                                 ------------
                                                                    3,833,606
                                                                 ------------

               INSURANCE - 7.28%
     25,000    Allstate Corporation (The)                             718,750
     42,300    Conseco, Inc.                                        1,028,419
     25,500    ReliaStar Financial Corp.                            1,094,906
     10,000    XL Capital Ltd., Class A                               536,875
                                                                 ------------
                                                                    3,378,950
                                                                 ------------

               RETAIL - 1.12%
      5,000    Federated Department
               Stores, Inc.<F1>                                       213,438
      8,000    J.C. Penney Company, Inc.                              203,000
      5,000    Ross Stores, Inc.                                      103,125
                                                                 ------------
                                                                      519,563
                                                                 ------------

               SERVICES - 6.86%
     28,000    Deluxe Corporation                                     791,000
     25,700    Dun & Bradstreet Corp.                                 754,937
     20,000    Galileo International, Inc.                            601,250
      6,000    Knight-Ridder, Inc.                                    381,000
     27,000    R.R. Donnelley & Sons
               Company                                                654,750
                                                                 ------------
                                                                    3,182,937
                                                                 ------------

See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
Large Cap Equity Fund (continued)

  Number
of Shares                                                             Value
-----------                                                       -----------
               TECHNOLOGY - 9.38%
     16,000    Adobe Systems Incorporated                          $1,119,000
      9,600    Apple Computer, Inc.<F1>                               769,200
     28,300    Compaq Computer Corp.                                  537,700
     10,950    Computer Associates
               International, Inc.                                    618,675
      5,500    Intel Corporation                                      425,906
     25,000    Novell, Inc.<F1>                                       501,563
      8,000    Oracle Corporation<F1>                                 380,500
                                                                 ------------
                                                                    4,352,544
                                                                 ------------

               TELECOMMUNICATIONS - 11.99%
     13,518    Bell Atlantic Corp.                                    877,825
     16,000    BellSouth Corporation                                  720,000
     25,200    CenturyTel, Inc.                                     1,019,025
      2,617    ComSat Corp.                                            48,905
      9,225    Global Crossing Ltd.<F1>                               319,416
     20,600    Sprint Corporation                                   1,530,837
     17,200    U S WEST, Inc.                                       1,050,275
                                                                 ------------
                                                                    5,566,283
                                                                 ------------

               UTILITIES - 3.92%
     31,500    Edison International                                   933,188
     24,100    Pinnacle West Capital Corp.                            888,687
                                                                 ------------
                                                                    1,821,875
                                                                 ------------

               TOTAL COMMON STOCKS
               (cost $41,823,069)                                  43,547,134
                                                                 ------------

  Number
of Shares                                                             Value
-----------                                                       -----------
               SHORT-TERM INVESTMENTS - 3.76%
  1,229,864    SSGA Money Market Fund                            $  1,229,864
    513,792    SSGA U.S. Government Money
               Market Fund                                            513,792
                                                                 ------------

               TOTAL SHORT-TERM INVESTMENTS
               (cost $1,743,656)                                    1,743,656
                                                                 ------------

               TOTAL INVESTMENTS - 97.56%
               (cost $43,566,725)                                  45,290,790

               Cash and Other Assets,
               less Liabilities 2.44%                               1,131,615
                                                                 ------------

               NET ASSETS - 100.00%                               $46,422,405
                                                                 ============

               <F1> Non-income producing security

See Notes to the Financial Statements.

                                               JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
Small Cap Equity Fund

  Number
of Shares                                                             Value
-----------                                                       -----------
               COMMON STOCKS - 95.86%
               BANKING - 7.42%
      8,375    Associated Banc-Corp                               $   322,176
     39,200    Colonial BancGroup, Inc.                               467,950
     13,290    F.N.B. Corporation                                     340,556
     24,100    Independent Bank Corp.                                 322,337
     11,300    UMB Financial Corporation                              459,063
     24,000    USBANCORP, Inc.                                        318,000
                                                                 ------------
                                                                    2,230,082
                                                                 ------------

               BUILDING - 2.91%
     12,400    Centex Construction
               Products, Inc.                                         440,975
     21,100    The Ryland Group, Inc.                                 435,187
                                                                 ------------
                                                                      876,162
                                                                 ------------

               CAPITAL GOODS - 3.00%
     20,000    Detroit Diesel Corporation                             363,750
     24,700    Regal-Beloit Corporation                               537,225
                                                                 ------------
                                                                      900,975
                                                                 ------------

               CHEMICALS - 2.80%
     12,400    Dexter Corporation (The)                               434,775
     19,900    Ferro Corporation                                      405,463
                                                                 ------------
                                                                      840,238
                                                                 ------------

               CONSUMER DURABLES - 3.95%
     13,000    Arvin Industries, Inc.                                 370,500
     12,500    Bandag, Incorporated                                   312,500
      9,000    Borg-Warner Automotive, Inc.                           355,500
      6,000    Skyline Corp.                                          149,250
                                                                 ------------
                                                                    1,187,750
                                                                 ------------

               CONSUMER STAPLES - 4.40%
     21,000    J & J Snack Foods Corp.<F1>                            404,250
     26,800    Ralcorp Holdings, Inc.<F1>                             522,600
     16,900    Universal Corporation                                  397,150
                                                                 ------------
                                                                    1,324,000
                                                                 ------------

  Number
of Shares                                                             Value
-----------                                                       -----------
               ENERGY - 4.23%
     11,000    Louis Dreyfus Natural
               Gas Corp.<F1>                                         $220,000
     56,000    Ocean Energy Inc.<F1>                                  514,500
     18,800    Questar Corp.                                          338,400
     23,000    Santa Fe Snyder Corporation<F1>                        198,375
                                                                 ------------
                                                                    1,271,275
                                                                 ------------

               FINANCE - 1.22%
     20,500    Morgan Keegan, Inc.                                    366,438
                                                                 ------------

               HEALTH CARE - 8.07%
     25,000    ADAC Laboratories<F1>                                  217,188
     17,100    Arrow International, Inc.                              463,837
     18,900    CorVel Corp.<F1>                                       406,350
     22,400    DENTSPLY International Inc.                            519,400
     19,600    Maxxim Medical, Inc.<F1>                               470,400
     10,100    West Pharmaceutical
               Services, Inc.                                         349,081
                                                                 ------------
                                                                    2,426,256
                                                                 ------------

               INDUSTRIAL - 11.21%
     37,000    ACX Technologies, Inc.<F1>                             289,062
     22,900    AMETEK, Inc.                                           452,275
     21,600    Barnes Group Inc.                                      438,750
     27,000    CLARCOR Inc.                                           460,687
     13,800    Cordant Technologies, Inc.                             430,388
     17,600    Myers Industries, Inc.                                 247,500
     10,000    SPS Technologies, Inc.<F1>                             310,000
     16,000    Standex International
               Corporation                                            331,000
     13,800    Trinity Industries, Inc.                               411,413
                                                                 ------------
                                                                    3,371,075
                                                                 ------------

               INSURANCE - 6.47%
      1,600    American National
               Insurance Co.                                          109,600
     23,200    Capital Re Corp.                                       327,700
      9,483    Delphi Financial Group, Inc.,
               Class A<F1>                                            303,456
      7,000    Everest Reinsurance
               Holdings, Inc.                                         180,250

See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
Small Cap Equity Fund (continued)

  Number
of Shares                                                             Value
-----------                                                       -----------
               INSURANCE - 6.47% (CONTINUED)
     23,000    Harleysville Group, Inc.                              $392,438
     18,300    PXRE Group Limited                                     224,175
      7,594    XL Capital Ltd. - Class A                              407,703
                                                                 ------------
                                                                    1,945,322
                                                                 ------------

               RETAIL - 8.76%
     23,400    Brown Shoe Company, Inc.                               416,812
     17,300    Department 56, Inc.<F1>                                328,700
     48,000    Goody's Family Clothing, Inc.<F1>                      486,000
     48,000    Herbalife International, Inc.                          652,500
     53,000    OfficeMax, Inc.<F1>                                    268,313
     12,100    Springs Industries, Inc.                               481,731
                                                                 ------------
                                                                    2,634,056
                                                                 ------------

               SERVICES - 12.50%
     27,700    Aaron Rents, Inc.                                      438,006
     21,700    Banta Corporation                                      490,963
     44,200    Buffets, Inc.<F1>                                      411,612
     23,000    Computer Task Group,
               Incorporated                                           290,375
     17,000    GTECH Holdings Corporation<F1>                         342,125
     15,300    Ogden Corp.                                            138,656
     36,000    Personnel Group of
               America, Inc.<F1>                                      240,750
     17,800    Pittston Brink's Group                                 341,537
     21,000    The Reynolds and Reynolds
               Company, Class A                                       381,938
     16,200    UniFirst Corporation                                   198,450
     19,000    United Stationers, Inc.                                484,500
                                                                 ------------
                                                                    3,758,912
                                                                 ------------

               TECHNOLOGY - 11.23%
     18,000    Actel Corporation<F1>                                  339,750
     15,200    BARRA, Inc.<F1>                                        335,825
     10,500    C-Cube Microsystems, Inc.<F1>                          467,250
      7,300    DSP Group, Inc.<F1>                                    348,575
     13,100    Progress Software Corporation<F1>                      438,850
     11,700    Symantec Corporation<F1>                               558,675


  Number
of Shares                                                             Value
-----------                                                       -----------
               TECHNOLOGY - 11.23% (CONTINUED)
     11,100    Xircom, Inc.<F1>                                      $559,856
      6,000    Zebra Technologies
               Corporation - Class A<F1>                              326,250
                                                                 ------------
                                                                    3,375,031
                                                                 ------------
               TRANSPORTATION - 1.71%
     21,400    Alexander & Baldwin, Inc.                              513,600
                                                                 ------------

               UTILITIES - 5.98%
     13,700    Eastern Enterprises                                    700,413
     14,800    TNP Enterprises, Inc.                                  590,150
     21,100    UGI Corporation                                        506,400
                                                                 ------------
                                                                    1,796,963
                                                                 ------------

               TOTAL COMMON STOCKS
               (cost $31,411,542)                                  28,818,135
                                                                 ------------

               SHORT-TERM INVESTMENTS - 5.32%
    943,814    SSGA Money Market Fund                                 943,814
    654,633    SSGA U.S. Government
               Money Market Fund                                      654,633
                                                                 ------------

               TOTAL SHORT-TERM INVESTMENTS
               (cost $1,598,447)                                    1,598,447
                                                                 ------------

               TOTAL INVESTMENTS - 101.18%
               (cost $33,009,989)                                  30,416,582

               Liabilities, less Cash
               and Other Assets - (1.18)%                           (354,179)
                                                                 ------------
               NET ASSETS - 100.00%                               $30,062,403
                                                                 ============


               <F1> Non-income producing security

See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
International Equity Fund

  Number
of Shares                                                             Value
-----------                                                       -----------
               COMMON STOCKS - 90.93%
               ARGENTINA - 0.29%
     29,300    Telefonica de Argentina S.A. -
               Class B                                                $74,459
                                                                 ------------

               AUSTRALIA - 5.10%
     29,100    British American Tobacco
               Australasia Limited                                    273,514
     38,100    Coles Myer Ltd.                                        189,371
     55,000    CSR Ltd.                                               123,367
     16,200    National Australia Bank                                249,818
     35,000    North Limited                                           67,578
      6,000    Rio Tinto Limited                                       96,375
     40,000    Santos Limited                                         102,721
     34,200    Westpac Banking
               Corporation Ltd.                                       219,283
                                                                 ------------
                                                                    1,322,027
                                                                 ------------

               AUSTRIA - 0.72%
      1,300    EVN  AG                                                186,515
                                                                 ------------

               BELGIUM - 1.33%
        800    Electrabel SA                                          263,696
      2,000    G.I.B. Group SA                                         82,005
      2,700    Total Fina SA - Strip VVPR<F1>                              28
                                                                 ------------
                                                                      345,729
                                                                 ------------

               BRAZIL - 0.96%
  9,100,000    Companhia Brasileira de
               Petroleo Ipiranga - Preferred                           74,124
      4,900    Companhia Vale do Rio Doce -
               Preferred A                                             95,565
  1,000,000    Telebras Preferred                                          51
  1,000,000    Telecomunicacoes Brasileiras
               S.A.- Preferred Receipts<F1>                            77,766
                                                                 ------------
                                                                      247,506
                                                                 ------------

               CANADA - 3.00%
      1,300    Alcan Aluminum Ltd.                                     42,644
      1,500    BCE, Inc.                                               90,353
      1,224    BCT.Telus Communications Inc.                           25,547
      2,408    BCT.Telus Communications
               Inc. - Class A                                          49,522


  Number
of Shares                                                             Value
-----------                                                       -----------
               CANADA - 3.00% (CONTINUED)
      4,400    Canadian Imperial Bank
               of Commerce                                            $94,826
      1,300    Canadian Pacific Ltd.                                   30,403
      2,000    Imasco Ltd.                                             53,709
      4,200    Imperial Oil Ltd.                                       97,369
      5,500    National Bank of Canada                                 66,932
      1,600    Nortel Networks Corporation                             98,498
      1,900    Quebecor, Inc. - Class A                                45,210
      3,600    The Toronto-Dominion Bank                               82,602
                                                                 ------------
                                                                      777,615
                                                                 ------------

               DENMARK - 3.52%
      2,000    A/S Forsikringsselskabet
               Codan                                                  180,995
      1,900    Den Danske Bank Group                                  216,275
      5,400    Tele Danmark A.S. - Class B                            327,574
      2,400    Unidanmark A.S. - Class A                              186,652
                                                                 ------------
                                                                      911,496
                                                                 ------------

               FINLAND - 3.06%
      1,600    Huhtamaki Oyj                                           50,452
        350    Instrumentarium Corporation                             12,066
     13,800    Kemira Oyj                                              85,144
      3,200    Nokia Oyj - Class A                                    365,979
      6,000    Orion-Yhtymae OY - Class B                             142,527
     10,400    Stora Enso Oyj                                         136,641
                                                                 ------------
                                                                      792,809
                                                                 ------------

               FRANCE - 6.60%
      1,100    Cap Gemini SA                                          166,491
        400    Eridania Beghin-Say SA                                  45,407
        200    L'Oreal                                                133,382
      1,800    Pernod Ricard                                          121,463
        250    Sagem SA                                                76,335
      3,300    Scor                                                   164,757
        700    Societe Generale - A                                   152,302
      2,338    Total Fina SA                                          315,842
      1,400    Total Fina SA - Class B                                186,147
      1,400    Union des Assurances Federales                         180,114
     12,100    Usinor SA                                              168,006
                                                                 ------------
                                                                    1,710,246
                                                                 ------------

See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
International Equity Fund (continued)

  Number
of Shares                                                             Value
-----------                                                       -----------
               GERMANY - 5.20%
      3,000    BASF AG                                               $133,225
      3,700    Commerzbank AG                                         141,327
      9,300    Deutsche Telekom AG                                    428,637
      3,000    Dyckerhoff AG                                           80,408
      3,000    Gehe AG                                                104,057
      3,600    Merck KGaA                                             125,247
        200    SAP AG                                                  74,227
      1,500    Schering AG                                            179,499
      3,000    Takkt AG<F1>                                            17,185
      2,600    Wella AG                                                63,401
                                                                 ------------
                                                                    1,347,213
                                                                 ------------

               GREECE - 0.37%
      4,555    Hellenic Telecommunication
               Organization SA                                         96,521
                                                                 ------------

               HONG KONG - 3.15%
     62,000    Cable & Wireless HKT Limited                           141,644
     16,800    HSBC Holdings PLC                                      201,634
     64,000    Johnson Electric Holdings Ltd.                         345,968
     67,000    New World Development
               Company Ltd.                                           126,765
                                                                 ------------
                                                                      816,011
                                                                 ------------
               ITALY - 0.63%
     41,000    Benetton Group SpA                                      90,498
      2,290    Fiat SpA                                                72,450
                                                                 ------------
                                                                      162,948
                                                                 ------------

               JAPAN - 15.19%
     19,000    Akita Bank, Ltd.                                        79,743
     10,000    Asahi Chemical Industry
               Co., Ltd.                                               60,368
        900    Autobacs Seven Co., Ltd.                                44,672
      1,200    Bank of Iwate, Ltd.                                     55,194
      9,000    Casio Computer Co., Ltd.                                61,748
     13,000    Citizen Watch Co.                                       91,807
      4,000    Dai Nippon Printing
               Company Ltd.                                            72,863
     10,000    Daiichi Pharmaceutical Co., Ltd.                       143,254


  Number
of Shares                                                             Value
-----------                                                       -----------
               JAPAN - 15.19% (CONTINUED)
      5,100    Daito Trust Construction
               Co. Ltd.                                               $76,187
     14,000    Fuji Heavy Industries Ltd.                             118,858
      3,000    Fuji Photo Film                                         96,301
     18,000    Higo Bank, Ltd.                                         81,756
      7,000    Kyushu Matsushita Electric
               Co., Ltd.                                               62,783
      6,000    Maruichi Steel Tube Ltd.                                82,618
      6,000    Matsushita Electric Industrial
               Company, Ltd.                                          126,198
     15,000    Minolta Co., Ltd.                                       61,374
     19,000    Mitsubishi Rayon Company, Ltd.                          47,882
      8,000    Mitsui Fudosan Co., Ltd.                                59,716
      6,000    NEC Corporation                                        121,311
     25,000    Nichido Fire & Marine
               Insurance Co., Ltd.                                    153,555
        800    Nintendo Company Ltd.                                  126,869
      5,000    Nippon Electric Glass Co., Ltd.                         57,972
     14,000    Nippon Express Co. Ltd.                                 99,003
         17    Nippon Telegraph &
               Telephone Corp.                                        260,636
     14,000    Nisshin Flour Milling Co., Ltd.                        116,309
      3,000    Ono Pharmaceutical Co., Ltd.                            97,739
      7,000    San-in Godo Bank, Ltd.                                  55,002
      4,000    Sankyo Co. Ltd.                                        113,837
      5,000    Sharp Corporation                                       79,532
     17,000    Sumitomo Rubber Industries, Ltd.                       100,834
     10,000    Suzuki Motor Corp.                                     151,782
      1,000    TDK Corp.                                               97,835
     15,000    Teikoku Oil Co., Ltd.                                   56,918
        700    Toho Co. Ltd.                                          108,662
     55,000    Toho Gas Co., Ltd.                                     100,661
      4,000    Tokyo Electric Power Company,
               Incoporated                                             89,306
      7,000    Toppan Printing Co., Ltd.                               85,790
     12,000    Toyo Suisan Kaisha, Ltd.                               108,663
     10,000    Wacoal Corp.                                           103,488
     13,000    Yakult Honsha Co., Ltd.                                132,790
     10,000    Yamatake Corporation                                    94,864
                                                                 ------------
                                                                    3,936,680
                                                                 ------------

See Notes to the Financial Statements.

                                               JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
International Equity Fund (continued)

  Number
of Shares                                                             Value
-----------                                                       -----------
               MALAYSIA - 0.78%
     96,000    Golden Hope Plantations Bhd                            $76,800
    110,000    Highlands & Lowlands Bhd                                61,079
     50,000    Kuala Lumpur Kepong Bhd                                 64,474
                                                                 ------------
                                                                      202,353
                                                                 ------------

               MEXICO - 1.68%
     31,000    Carso Global Telecom                                   208,222
     52,000    Cemexa SA de CV                                         73,094
     26,000    Cemexa SA de CV - Class B                               36,547
        780    Cemexa SA de CV - CPO                                    3,482
     31,000    Organizacion Soriana SA de CV                          114,892
                                                                 ------------
                                                                      436,237
                                                                 ------------

               NETHERLANDS - 6.77%
      9,400    ABN AMRO Holding NV                                    227,145
      3,600    DSM NV                                                 136,220
      7,292    Fortis Amev NV                                         250,859
      5,000    Hunter Douglas NV                                      135,327
      3,425    ING Group NV                                           201,886
      5,200    KPN NV                                                 266,668
      4,800    NV Holdingmaatschappij
               De Telegraaf                                            88,291
      1,472    Phillips Electronics NV                                150,851
      5,000    Royal Dutch Petroleum Co.                              298,665
                                                                 ------------
                                                                    1,755,912
                                                                 ------------

               NEW ZEALAND - 0.63%
     40,800    Telecom Corporation of
               New Zealand Ltd.                                       163,977
                                                                 ------------

               NORWAY - 2.10%
     35,200    Christiania Bank Og Kreditkasse                        171,410
     53,400    Den Norske Bank ASA                                    206,940
      4,300    Norske Skogindustrier ASA                              167,185
                                                                 ------------
                                                                      545,535
                                                                 ------------

               PORTUGAL - 0.34%
      2,000    Portugal Telecom SA                                     89,132
                                                                 ------------

  Number
of Shares                                                             Value
-----------                                                       -----------
               SINGAPORE - 2.80%
     24,000    City Developments Ltd.                                $124,053
      6,200    Creative Technology Ltd.                                72,292
     15,119    DBS Group Holdings Limited                             170,836
     28,892    Overseas Union Bank Ltd.                               125,029
     22,000    Singapore Airlines Ltd.                                232,720
                                                                 ------------
                                                                      724,930
                                                                 ------------

               SOUTH AFRICA - 0.61%
      2,970    Anglo American Corporation
               of South Africa Limited                                158,046
                                                                 ------------

               SPAIN - 2.10%
      9,500    Iberdrola SA                                           138,396
     24,762    Telefonica SA                                          407,061
                                                                 ------------
                                                                      545,457
                                                                 ------------

               SWEDEN - 2.28%
     10,000    Electrolux AB - Class B                                199,073
      4,100    Mo och Domsjo AB - Class B                             120,439
     21,000    Nordbanken Holding AB                                  122,357
      8,000    Trelleborg AB - Class B                                 72,831
      3,000    Volvo AB - Class B                                      77,383
                                                                 ------------
                                                                      592,083
                                                                 ------------
               SWITZERLAND - 5.02%
        100    Compagnie Financiere
               Richemont AG                                           191,114
        200    Hilti AG                                               152,917
        100    Nestle SA                                              192,951
        200    Novartis AG                                            299,272
        100    Schweizerische
               Rueckversicherungs-Gesellschaft                        207,390
        300    SGS Societe Generale
               de Surveillance Holding SA                              81,709
        600    The Swatch Group AG-REG                                 98,445
        300    Valora Holding AG                                       76,393
                                                                 ------------
                                                                    1,300,191
                                                                 ------------

               TURKEY - 0.50%
  7,137,000    Petkim Petrokimya
               Holdings A.S.                                          109,853

See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

SCHEDULES OF INVESTMENTS October 31, 1999
International Equity Fund (continued)


  Number
of Shares                                                             Value
-----------                                                       -----------
               TURKEY - 0.50% (CONTINUED)
  5,341,490    Tofas Turk Otomobil
               Fabrika A.S.                                           $19,443
                                                                 ------------
                                                                      129,296
                                                                 ------------

               UNITED KINGDOM - 16.20%
     15,100    Allied Domecq PLC                                       84,742
      5,350    Allied Zurich PLC<F1>                                   64,527
     10,200    Barclays PLC                                           311,825
      1,117    Bass PLC                                                12,253
      7,900    Boots Company PLC                                       81,022
     14,400    British Aerospace PLC                                   84,004
      7,600    British Airways PLC                                     39,503
      5,350    British American Tobacco PLC                            35,380
     17,000    British Telecommunications PLC                         307,836
      9,000    CGU PLC                                                130,924
     46,500    Corus Group PLC                                         88,513
      8,000    Glaxo Wellcome PLC                                     235,773
      7,000    Great Universal Stores PLC                              53,069
     13,000    Hays PLC                                               148,581
     26,100    Hilton Group PLC                                        79,448
     27,600    HSBC Holdings PLC                                      339,452
      7,000    Johnson Matthey PLC                                     64,728
     21,900    Kelda Group PLC                                        132,967
     13,200    Kingfisher PLC                                         143,935
      9,900    Lonmin PLC                                              99,422
      9,900    Lonrho Africa PLC                                        5,848
     11,800    PowerGen PLC                                           103,303
     18,800    Racal Electronics PLC                                  138,516
     16,800    Shell Transport & Trading Co.                          128,605
     36,100    Smith (David S.) Holdings                              111,961
     17,300    SmithKline Beecham PLC                                 222,566
      5,832    Sun Life and Provincial
               Holdings PLC                                            43,472
     17,400    Tate & Lyle PLC                                        113,354
      9,808    Thames Water PLC                                       141,632
     14,464    Unilever PLC                                           133,983
     49,800    Woolwich PLC                                           293,578
     20,600    WPP Group PLC                                          223,274
                                                                 ------------
                                                                    4,197,996
                                                                 ------------

               TOTAL COMMON STOCKS
               (cost $22,746,623)                                  23,568,920
                                                                 ------------

  Number
of Shares                                                             Value
-----------                                                       -----------
               SHORT-TERM INVESTMENTS - 8.90%
  1,191,708    SSGA Money Market Fund                              $1,191,708
  1,113,981    SSGA U.S. Government
               Money Market Fund                                    1,113,981
                                                                 ------------

               TOTAL SHORT-TERM INVESTMENTS
               (cost $2,305,689)                                    2,305,689
                                                                 ------------

               TOTAL INVESTMENTS - 99.83%
               (cost $25,052,312)                                  25,874,609

               Cash and Other Assets,
               less Liabilities - 0.17%                                43,399
                                                                 ------------

               NET ASSETS - 100.00%                               $25,918,008
                                                                 ============

         <F1> Non-income producing security

As of October 31, 1999, the International Equity Fund's investments, excluding short-term investments, were diversified as follows:

INDUSTRY SECTOR
Consumer Durables          4.3%
Consumer Staples           8.2
Energy                     5.8
Financial Services        23.3
Health Care Products       7.1
Industrial                15.1
Retail                     4.6
Services                   6.4
Technology                 7.9
Telecommunications        12.8
Utilities                  4.5
                        -------

TOTAL INDUSTRY SECTOR    100.0%
                        =======

See Notes to the Financial Statements.


                                               JOHNSONFAMILY FUNDS Annual Report

STATEMENTS OF ASSETS AND LIABILITIES October 31, 1999


                                                      INTERMEDIATE        LARGE CAP           SMALL CAP        INTERNATIONAL
                                                   FIXED INCOME FUND     EQUITY FUND         EQUITY FUND        EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $64,626,400,
   $43,566,725, $33,009,989 and
   $25,052,312, respectively)                         $62,065,486         $45,290,790         $30,416,582         $25,874,609
Receivable for investments sold                                 -           1,954,878             247,241                   -
Capital shares receivable                                 156,661              42,627              40,090              17,980
Dividends, interest and tax withholding receivable        800,296              73,418              31,205              75,789
Organizational expenses, net
   of accumulated amortization                             19,936              19,936              19,936              19,936
Prepaids and other assets                                  11,772              10,392               9,364               7,289
                                                     ------------        ------------        ------------        ------------
      Total Assets                                     63,054,151          47,392,041          30,764,418          25,995,603
                                                     ------------        ------------        ------------        ------------

LIABILITIES:
Payable for investments purchased                         996,291             850,369             618,505                   -
Dividend payable                                          282,702                   -                   -                   -
Accrued investment advisory fees                            7,358              28,336              18,822              16,769
Accrued distribution fees                                  80,836              64,154              42,148              32,180
Payable for capital shares redeemed                        31,222                   -                   -               3,571
Other liabilities                                          32,069              26,777              22,540              25,075
                                                     ------------        ------------        ------------        ------------
      Total Liabilities                                 1,430,478             969,636             702,015              77,595
                                                     ------------        ------------        ------------        ------------
NET ASSETS                                            $61,623,673         $46,422,405         $30,062,403         $25,918,008
                                                     ============        ============        ============        ============

NET ASSETS CONSIST OF:
Capital stock                                                $649                $461                $360                $248
Paid-in capital                                        64,635,417          40,252,287          33,808,298          24,796,797
Undistributed net investment income                        29,991              24,767              67,012             220,849
Accumulated net realized gain (loss)
   on investments                                       (481,470)           4,420,825         (1,219,860)               9,456
Accumulated net realized gain from foreign
   currency transactions                                        -                   -                   -              68,957
Net unrealized appreciation (depreciation)
   on investments                                     (2,560,914)           1,724,065         (2,593,407)             988,093
Net unrealized depreciation on translation of
   assets and liabilities in foreign currencies                 -                   -                   -           (166,392)
                                                     ------------        ------------        ------------        ------------
Net Assets                                            $61,623,673         $46,422,405         $30,062,403         $25,918,008
                                                     ============        ============        ============        ============

CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                                            100,000,000         100,000,000         100,000,000         100,000,000
Issued and outstanding                                  6,488,579           4,614,351           3,599,654           2,475,941

NET ASSET VALUE, REDEMPTION PRICE PER
SHARE AND OFFERING PRICE PER SHARE                          $9.50              $10.06               $8.35              $10.47
                                                           ======              ======              ======              ======


See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

STATEMENTS OF OPERATIONS for the fiscal year ended October 31, 1999


                                                      INTERMEDIATE        LARGE CAP           SMALL CAP        INTERNATIONAL
                                                   FIXED INCOME FUND     EQUITY FUND         EQUITY FUND        EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding taxes of
   $0, $8,271, $0 and $78,264, respectively)              $81,196            $872,948            $450,365            $581,489
Interest                                                3,818,110              70,381              60,880              84,020
                                                     ------------        ------------        ------------        ------------
   Total Investment Income                              3,899,306             943,329             511,245             665,509
                                                     ------------        ------------        ------------        ------------

EXPENSES:
Investment advisory fees                                  278,869             345,616             216,617             204,329
Distribution fees                                         141,622             107,358              68,141              52,722
Administration and fund accounting fees                   123,942              92,164              57,765              45,407
Legal fees                                                 23,328              17,129              13,208              11,607
Miscellaneous                                              18,348              13,755               8,578               6,503
Transfer agent fees and expenses                           17,067              17,032              16,625              16,700
Custody fees                                               13,645              11,155               8,764              27,859
Directors' fees and expenses                               12,836              12,835              12,855              12,855
Pricing expenses                                           10,461               2,829               3,376              28,750
Federal and state registration fees                         9,615              10,486              10,008               7,549
Audit fees                                                  6,234               4,165               2,639               2,461
Amortization of organizational costs                        5,840               5,840               5,840               5,840
                                                     ------------        ------------        ------------        ------------

   Total Expenses Before Waivers                          661,807             640,364             424,416             422,582
Waiver of expenses                                      (135,054)                   -                   -             (2,572)
                                                     ------------        ------------        ------------        ------------

   Net Expenses                                           526,753             640,364             424,416             420,010
                                                     ------------        ------------        ------------        ------------

NET INVESTMENT INCOME                                   3,372,553             302,965              86,829             245,499
                                                     ------------        ------------        ------------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments                 (481,470)           4,420,822           (869,815)               9,456
Net realized gain on foreign currency transactions              -                   -                   -              44,127
Net change in unrealized appreciation
   (depreciation) on investments                      (4,300,765)         (2,231,221)           1,189,176           4,266,674
Net change in unrealized depreciation on
   translation of assets and liabilities
   in foreign currencies                                        -                   -                   -           (986,131)
                                                     ------------        ------------        ------------        ------------
Net gain (loss) on investments and
   foreign currency transactions                      (4,782,235)           2,189,601             319,361           3,334,126
                                                     ------------        ------------        ------------        ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $(1,409,682)          $2,492,566            $406,190          $3,579,625
                                                     ============        ============        ============        ============




See Notes to the Financial Statements.

                                               JOHNSONFAMILY FUNDS Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

                                     INTERMEDIATE               LARGE CAP                SMALL CAP              INTERNATIONAL
                                   FIXED INCOME FUND           EQUITY FUND              EQUITY FUND              EQUITY FUND
                                ----------------------   ----------------------   ----------------------   ----------------------
                                FISCAL YEAR    PERIOD    FISCAL YEAR    PERIOD    FISCAL YEAR    PERIOD    FISCAL YEAR    PERIOD
                                   ENDED       ENDED        ENDED       ENDED        ENDED        ENDED       ENDED       ENDED
                                OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                   1999       1998<F1>      1999       1998<F1>      1999       1998<F1>      1999       1998<F1>
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income           $3,372,553   $2,046,256    $302,965     $127,415     $86,829       $4,365    $245,499     $217,156
Net realized gain (loss)
  on investments                 (481,470)       38,624   4,420,822      295,452   (869,815)    (355,595)       9,456        1,926
Net realized gain (loss)
  on foreign currency
  transactions                           -            -           -            -           -            -      44,127     (27,945)
Change in unrealized
  appreciation (depreciation)
  on investments               (4,300,765)    1,640,755 (2,231,221)  (2,106,481)   1,189,176  (3,782,583)   4,266,674  (3,278,581)
Change in unrealized
  appreciation (depreciation)
  on translation of assets and
  liabilities in foreign
  currencies                             -            -           -            -           -            -   (986,131)      819,739
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------
     Net Increase (Decrease)
       in Net Assets Resulting
       from Operations         (1,409,682)    3,725,635   2,492,566  (1,683,614)     406,190  (4,133,813)   3,579,625  (2,267,705)
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------
DISTRIBUTIONS PAID FROM:
Net investment income          (3,366,744)  (2,027,129)   (313,114)     (97,237)    (23,144)            -   (193,724)            -
Net realized gains                (38,627)            -   (295,454)            -           -            -     (1,640)            -
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------
                               (3,405,371)  (2,027,129)   (608,568)     (97,237)    (23,144)            -   (195,364)            -

SHARE TRANSACTIONS:
Shares sold                     16,417,262   29,847,907  16,303,716   21,512,846  12,902,203   28,599,992   7,469,503   23,895,804

Shares sold during common and
  commingled trust fund
  conversions                            -   40,058,886           -   23,721,464           -            -           -            -
Proceeds from reinvestment
  of distributions               1,927,071      933,300     334,576       50,640      16,934            -     124,825            -
Shares redeemed               (19,955,245)  (4,538,961)(13,032,873)  (2,619,111) (6,071,115)  (1,635,844) (4,918,550)  (1,771,130)
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------
     Net Increase (Decrease)
       from Share Transactions (1,610,912)   66,301,132   3,605,419   42,665,839   6,848,022   26,964,148   2,675,778   22,124,674
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                (6,425,965)   67,999,638   5,489,417   40,884,988   7,231,068   22,830,335   6,060,039   19,856,969


NET ASSETS:
Beginning of period             68,049,638       50,000  40,932,988       48,000  22,831,335        1,000  19,857,969        1,000
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------

End of period                  $61,623,673  $68,049,638 $46,422,405  $40,932,988 $30,062,403  $22,831,335 $25,918,008  $19,857,969
                               ===========  =========== ===========  =========== ===========  =========== ===========  ===========

Undistributed net investment
  income included in net
  assets at end of period          $29,991      $21,661     $24,767      $32,397     $67,012       $6,353    $220,849     $191,380
                               ===========  =========== ===========  =========== ===========  =========== ===========  ===========


<F1>  Commenced operations on March 31, 1998.

See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

FINANCIAL HIGHLIGHTS

                                     INTERMEDIATE               LARGE CAP                SMALL CAP              INTERNATIONAL
                                   FIXED INCOME FUND           EQUITY FUND              EQUITY FUND              EQUITY FUND
                                ----------------------   ----------------------   ----------------------   ----------------------
                                FISCAL YEAR    PERIOD    FISCAL YEAR    PERIOD    FISCAL YEAR    PERIOD    FISCAL YEAR    PERIOD
                                   ENDED       ENDED        ENDED       ENDED        ENDED        ENDED       ENDED       ENDED
                                OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                   1999       1998<F1>      1999       1998<F1>      1999       1998<F1>      1999       1998<F1>
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD               $10.27       $10.00       $9.59       $10.00       $8.22       $10.00       $8.97       $10.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income                 0.54         0.31        0.07         0.03        0.03            -        0.09         0.09
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions     (0.77)         0.27        0.54       (0.42)        0.11       (1.78)        1.50       (1.12)
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------
     Total from Investment
       Operations                   (0.23)         0.58        0.61       (0.39)        0.14       (1.78)        1.59       (1.03)
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------

LESS DISTRIBUTIONS PAID:
From net investment income          (0.53)       (0.31)      (0.07)       (0.02)      (0.01)            -      (0.09)            -
From capital gains                  (0.01)            -      (0.07)            -           -            -           -            -
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------
     Total Distributions            (0.54)       (0.31)      (0.14)       (0.02)      (0.01)            -      (0.09)            -
                                ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------
NET ASSET VALUE, END OF PERIOD       $9.50       $10.27      $10.06        $9.59       $8.35        $8.22      $10.47        $8.97
                                ==========   ==========  ==========   ==========  ==========   ==========  ==========   ==========

TOTAL RETURN<F2>                   (2.26)%        5.89%       6.33%      (3.87)%       1.67%     (17.80)%      17.85%     (10.30)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)   $61,624      $68,050     $46,422      $40,933     $30,062      $22,831     $25,918      $19,858
Ratio of expenses to average net
  assets, net of waivers<F3>         0.85%        0.85%       1.39%        1.45%       1.47%        1.50%       1.85%        1.85%
Ratio of net investment income to
  average net assets, net
  of waivers<F3>                     5.44%        5.32%       0.66%        0.55%       0.30%        0.03%       1.08%        1.85%
Ratio of expenses to average
  net assets, before waivers<F3>     1.07%        1.11%       1.39%        1.45%       1.47%        1.57%       1.86%        1.96%
Ratio of net investment income
  to average net assets, before
  waivers<F3>                        5.22%        5.06%       0.66%        0.55%       0.30%      (0.04)%       1.07%        1.74%
Portfolio turnover rate<F2>            91%          47%         76%          27%         83%           3%         13%           6%


<F1> Commenced operations on March 31, 1998
<F2> Not annualized - For the periods less than a full year
<F3> Annualized

See Notes to the Financial Statements.

JOHNSONFAMILY FUNDS Annual Report

NOTES TO THE FINANCIAL STATEMENTS October 31, 1999

1. Organization

JohnsonFamily Funds, Inc. (the "Company") was organized on January 27, 1998, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 1999, the only series presently authorized are the JohnsonFamily Intermediate Fixed Income Fund, the JohnsonFamily Large Cap Equity Fund, the JohnsonFamily Small Cap Equity Fund and the JohnsonFamily International Equity Fund (individually referred to as a "Fund" and collectively as the "Funds").

As of March 31, 1998, assets of the common and commingled trust funds of the Johnson Heritage Fund for Income and the Johnson Heritage Income Fund were transferred to the JohnsonFamily Intermediate Fixed Income Fund and assets of the common and commingled trust funds of the Johnson Heritage Equity Income Fund and Johnson Value Fund were transferred to the JohnsonFamily Large Cap Equity Fund under Section 584(h) of the Internal Revenue Code. These transfers were treated as a tax-free event. To qualify as a tax-exempt transaction, the securities were transferred at market value with the original cost basis and purchase dates being retained for book and tax purposes. Proceeds from commingled and common trust fund conversions, as shown on the Statements of Changes in Net Assets, represent the market value of the commingled and common trust funds at the date of conversion. The net change in unrealized appreciation on investments on the Statements of Changes in Net Assets for the period ended October 31, 1998, does not reflect the $99,096 and $6,061,767 unrealized appreciation for the Intermediate Fixed Income Fund and Large Cap Equity Fund, respectively, that existed at the date of the common and commingled trust funds transfer.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

A. INVESTMENT VALUATION
Equity securities listed on a recognized U.S. or foreign securities exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. Equity securities listed on a recognized U.S. or foreign securities exchange for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service. Debt instruments maturing within 60 days are valued at amortized cost which approximates fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Johnson Asset Management, Inc. (the "Adviser") pursuant to guidelines established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Funds have elected to separately disclose the results of operations due solely to the changes in foreign currency rates.

JOHNSONFAMILY FUNDS Annual Report

C. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds are authorized to enter into foreign currency contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 1999, the International Equity Fund has no such contracts outstanding.

D. ORGANIZATIONAL COSTS
Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Funds commenced their investment activities. If any of the original shares of the Funds purchased by the initial shareholder are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

E. FEDERAL INCOME AND EXCISE TAXES
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders.

F. DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income, if any, will be declared and paid monthly for the Intermediate Fixed Income Fund, quarterly for the Large Cap Equity Fund and annually for both the Small Cap Equity and International Equity Funds. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at October 31, 1999, reclassifications were recorded to increase (decrease) undistributed net investment income by $2,521, $2,519, $(3,026) and $(22,306), increase accumulated net realized gain or decrease accumulated net realized loss on investments and foreign currency transactions by $3, $5, $5,550 and $24,830 and decrease paid-in-capital by $2,524, $2,524, $2,524 and $2,524 for the Intermediate Fixed Income Fund, Large Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

H. EXPENSES
The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

I. USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

                                               JOHNSONFAMILY FUNDS Annual Report

3. Capital Stock

Transactions in shares of capital stock were as follows:


                                                                    FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
                                                      INTERMEDIATE         LARGE CAP           SMALL CAP         INTERNATIONAL
                                                   FIXED INCOME FUND      EQUITY FUND         EQUITY FUND         EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             1,669,046           1,592,118           1,531,197             750,220
Shares issued to holders in reinvestment
   of dividends                                           195,667              32,605               1,990              13,057
Shares redeemed                                       (2,001,261)         (1,276,829)           (712,097)           (502,287)
                                                     ------------        ------------        ------------        ------------
Net increase (decrease)                                 (136,548)             347,894             821,090             260,990
                                                     ============        ============        ============        ============


                                                                FOR THE PERIOD MARCH 31,1998<F1> TO OCTOBER 31, 1998
                                                      INTERMEDIATE         LARGE CAP           SMALL CAP         INTERNATIONAL
                                                   FIXED INCOME FUND      EQUITY FUND         EQUITY FUND         EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             2,768,369           2,159,747           2,966,300           2,409,981
Shares sold during common and commingled
   trust fund conversions                               4,205,889           2,372,146                   -                   -
Shares issued to holders in reinvestment
   of dividends                                            92,087               5,366                   -                   -
Shares redeemed                                         (446,218)           (275,602)           (187,836)           (195,130)
                                                     ------------        ------------        ------------        ------------
Net increase                                            6,620,127           4,261,657           2,778,464           2,214,851
                                                     ============        ============        ============        ============


<F1>  Commencement of operations.


4. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the fiscal year ended October 31, 1999 are as follows:


                                                      INTERMEDIATE         LARGE CAP           SMALL CAP         INTERNATIONAL
                                                   FIXED INCOME FUND      EQUITY FUND         EQUITY FUND         EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
Purchases                                             $31,394,881         $35,375,068         $29,223,970          $7,327,181
Sales                                                  39,444,179          33,597,781          22,775,819           5,047,090



Purchases and sales of U.S. government securities for the Intermediate Fixed Income Fund for the period November 1, 1998 to October 31, 1999, were $21,840,206 and $17,066,796, respectively.

At October 31, 1999, gross unrealized appreciation and depreciation of securities, based on the cost of investments for federal income tax purposes of $64,626,400, $43,571,674, $33,009,989 and $25,052,312 for the Intermediate Fixed
Income, Large Cap Equity, Small Cap Equity and International Equity Funds, respectively, were as follows:


                                                      INTERMEDIATE         LARGE CAP           SMALL CAP         INTERNATIONAL
                                                   FIXED INCOME FUND      EQUITY FUND         EQUITY FUND         EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation                              $     56,296        $  5,003,961        $  2,243,903        $  3,192,008
Unrealized depreciation                               (2,617,210)         (3,284,845)         (4,837,310)         (2,369,711)
                                                     ------------        ------------        ------------        ------------
Net unrealized appreciation (depreciation)           $(2,560,914)        $  1,719,116        $(2,593,407)        $    822,297
                                                     ============        ============        ============        ============


JOHNSONFAMILY FUNDS Annual Report

For the year ended October 31, 1999, 2.4%, 100%, 100% and 0% of dividends paid from net investment income, including short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Intermediate Fixed Income Fund, Large Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively.

At October 31, 1999, the Intermediate Fixed Income and the Small Cap Equity Fund had accumulated net realized capital loss carryovers of $481,470 and $1,219,860, respectively, expiring in 2007. To the extent these Funds realize future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.

The Funds hereby designate approximately $4,425,744 and $7,851 as a capital gain dividend for the Large Cap Equity Fund and the International Equity Fund, respectively, for the purpose of the dividend paid deduction.


5. Investment Adviser

The Funds have an agreement with the Adviser, with whom certain officers and Directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.45% for the Intermediate Fixed Income Fund, 0.75% for the Large Cap Equity Fund and the Small Cap Equity Fund and 0.90% for the International Equity Fund.

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.50% of the average daily net assets of the Intermediate Fixed Income Fund, or 2.50% of each of the Large Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, the Adviser will reimburse the Funds for the amount of such excess. Additionally, for the fiscal period ended October 31, 1999, the Adviser has voluntarily agreed to reimburse the Funds to the extent aggregate annual operating expenses exceed 0.85%, 1.45%, 1.50% and 1.85% of the average daily net assets of the Intermediate Fixed Income Fund, Large Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively. For the fiscal year ended October 31, 1999, the Adviser reimbursed the Intermediate Fixed Income Fund and International Equity Fund $135,054 and $2,572, respectively.

6. Service and Distribution Plan

The Company has entered into a distribution agreement with Sunstone Distribution Services, LLC. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.

                                               JOHNSONFAMILY FUNDS Annual Report

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of JohnsonFamily Funds, Inc.:
We have audited the accompanying statements of assets and liabilities of JohnsonFamily Funds, Inc. (the "Funds" or the "Company," a Maryland corporation, which includes the JohnsonFamily Intermediate Fixed Income Fund, JohnsonFamily Large Cap Equity Fund, JohnsonFamily Small Cap Equity Fund and JohnsonFamily International Equity Fund), including the schedules of investments, as of October 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for the period from inception on March 31, 1998 to October 31, 1998 and for the year ended October 31, 1999, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JohnsonFamily Funds, Inc. as of October 31, 1999, and the results of its operations for the year then ended, the changes in net assets for the period from inception on March 31, 1998 to October 31, 1998 and for the year ended October 31, 1999, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 19, 1999

JOHNSONFAMILY FUNDS Annual Report

This report has been prepared for the general information of JohnsonFamily Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

                                     (LOGO)
                              JohnsonFamily Funds
                                  P.O. Box 515
                             Racine, WI  53401-0515